UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 17, 2015

BBX Capital Corporation

(Exact name of registrant as specified in its charter)

Florida	001-13133	65-0507804
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 East Las Olas Blvd Suite 800 Ft. Lauderdale, Florida	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 954-940-4900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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Item 8.01.	Other Events.

On November 17, 2015, BBX Capital Corporation (the “Company”) issued a press release that included its financial results for the three and nine months ended September 30, 2015, a copy of which is attached hereto as Exhibit 99.1. This report shall not be deemed an admission as to the materiality of any information in the press release. The Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2015 was filed with the Securities and Exchange Commission on November 16, 2015.

Item 9.01	Financial Statements and Exhibits
ov

99.1	Press Release dated November 17, 2015

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2015

BBX Capital Corporation

By:	/s/ Raymond S. Lopez
Raymond S. Lopez
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

Exhibit 99.1	Press Release dated November 17, 2015